Roundhill BITKRAFT Esports & Digital Entertainment ETF
Schedule of Investments
March 31, 2020 (Unaudited)
	Shares	Value
COMMON STOCKS — 99.9%
Computers — 16.5%
Acer, Inc. (a)	488,727	$252,109
Asustek Computer, Inc. (a)	58,228	393,751
Logitech International SA (a)	7,763	335,697
Razer, Inc. (a)(b)(c)	3,844,000	476,105
Tobii AB (a)(b)	90,441	235,512
		1,693,174
Electronics — 3.7%
Micro-Star International Co., Ltd. (a)	130,641	383,177

Internet — 12.4%
AfreecaTV Co., Ltd. (a)	14,667	632,536
JOYY, Inc. - ADR (a)(b)	5,340	284,409
Tencent Holdings Ltd. (a)	7,300	358,082
		1,275,027
Media — 5.7%
Modern Times Group MTG AB (a)(b)	73,606	578,732

Software — 61.6% (d)
Activision Blizzard, Inc.	9,712	577,670
Bilibili, Inc. - ADR (a)(b)	16,692	390,926
Capcom Co., Ltd. (a)	12,100	379,964
CD Projekt SA (a)	5,367	373,564
DouYu International Holdings Ltd. - ADR (a)(b)	69,726	446,944
Electronic Arts, Inc. (b)	3,876	388,259
GungHo Online Entertainment, Inc. (a)	18,400	257,707
HUYA, Inc. - ADR (a)(b)	37,838	641,354
Konami Holdings Corp. (a)	14,600	448,326
Mail.Ru Group Ltd. - GDR (a)(b)	16,281	264,403
NetEase, Inc. - ADR (a)	1,182	379,375
Nexon GT Co., Ltd. (a)(b)	113,636	396,725
Sea Ltd. - ADR (a)(b)	13,303	589,456
Take-Two Interactive Software, Inc. (b)	3,365	399,123
Ubisoft Entertainment SA (a)(b)	5,358	394,955
		6,328,751
TOTAL COMMON STOCKS (Cost $10,615,782)		10,258,861

MONEY MARKET FUNDS — 0.0% (f)
First American Government Obligations Fund, 0.43% (e)	715	715
MONEY MARKET FUNDS (Cost $715)		715

TOTAL INVESTMENTS — 99.9% (Cost $10,616,497)		10,259,576
Other assets and liabilities, net — 0.1%		9,767
NET ASSETS — 100.0%		$10,269,343

ADR American Depositary Receipt

GDR Global Depositary Receipt

(a)	Foreign issued security, or represents a foreign issued security.
(b)	Non-income producing security.
(c)	Security exempt from registration pursuant to Rule 144a under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d)	To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Amount is less than 0.01%

Percentages are stated as a percent of net assets.

COUNTRY	Percentage of Net Assets
China	24.3%
United States	13.3%
Japan	10.6%
Singapore	10.4%
South Korea	10.0%
Taiwan	10.0%
Sweden	7.9%
France	3.9%
Poland	3.6%
Switzerland	3.3%
Russia	2.6%
Total Country	99.9%
TOTAL INVESTMENTS	99.9%
Other assets and liabilities, net	0.1%
NET ASSETS	100.0%

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Fund did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3.

The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of March 31, 2020:

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks(1)	$10,258,861	$-	$-	$10,258,861
Money Market Funds	715	-	-	715
Total Investments in Securities	$10,259,576	$-	$-	$10,259,576

(1)	See the Schedule of Investments for industry classifications.